SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

 Check the appropriate box:

 [x]  Preliminary Information Statement      [ ] Confidential, For Use of the
                                                 Commission Only (as Per-
                                                 mitted by Rule 14c-5(d)(2))

 [ ]  Definitive Information Statement


                               SEAFOODS PLUS, LTD.
                (Name of Registrant as Specified in its Charter)

 Payment of Filing Fee (Check the appropriate box):

 [x]      No fee Required

 [ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         (5)      Total fee paid:

         -----------------------------------------------------------------------

         [ ]      Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

         (1)      Amount Previously Paid:

         -----------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3)      Filing Party:

         -----------------------------------------------------------------------

         (4)      Date Filed:

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

                               SEAFOODS PLUS, LTD.
                               110 Commerce Drive
                           Allendale, New Jersey 07401
                          (Principal Executive Offices)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 10, 1998

 To Our Shareholders:

          A special meeting of shareholders of SEAFOODS PLUS, LTD., a Utah corporation (the "Company"), will be held at 110 Commerce Drive, Allendale, New Jersey 07401 on August 10, 1998, at 9:30 a.m., Eastern Standard Time, for the following purposes:

          1. To ratify the adoption of the Company's 1998 Incentive Plan pursuant to which options to purchase shares of Common Stock will be granted to employees, directors and others;

          2. To approve the reincorporation of the Company as a Delaware corporation and a related Agreement and Plan of Merger pursuant to which the Company will be merged into a wholly-owned Delaware subsidiary;

          3. To approve an amendment to the Certificate of Incorporation of the Company to change the Company's name from Seafoods Plus, Ltd. to Cadapult Graphic Systems, Inc.

          4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof. Management is presently aware of no other business to come before the meeting.

          The Board of Directors has fixed the close of business on July 9, 1998, as the record date for the determination of Shareholders entitled to notice of and vote at the meeting or any adjournment(s) thereof (the "Record Date"). Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. Management is not soliciting proxies in connection with the Special Meeting, and Shareholders are requested not to send proxies to the Company.

                                       By Order of the Board of Directors

                                       Frances Blanco,
                                       Secretary
 Allendale, New Jersey
 July 9, 1998

                               SEAFOODS PLUS, LTD.
                               110 Commerce Drive
                           Allendale, New Jersey 07401
                          (Principal Executive Offices)


                              INFORMATION STATEMENT


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                        DATE, TIME AND PLACE INFORMATION

          This Information Statement is being furnished to the shareholders of Seafoods Plus, Ltd., a Utah corporation (the "Company"), in connection with the Special Meeting of the Shareholders of the Company to be held at 110 Commerce Drive, Allendale, New Jersey 07401, on August 10, 1998, at 9:30 a.m., Eastern Standard Time, and any adjournment or postponement thereof (the "Special Meeting"). A copy of the notice of the Special Meeting accompanies this Information Statement. It is anticipated that the mailing of this information statement will commence on or about July 20, 1998.

                         DISSENTERS' RIGHT OF APPRAISAL

          Pursuant to Sections 16-10a-1301 to 16-10a-1331 of Part 13 of the Utah Business Corporation Act (the "Utah BCA"), in the event that a shareholder votes against the proposal for the reincorporation of the Company as a Delaware corporation, that shareholder may obtain payment of the fair value of its shares. Pursuant to the Utah BCA, the shareholder must cause the corporation to receive, before the vote is taken, written notice of its intent to demand payment for shares if the proposed action is effectuated, and that shareholder may not vote its shares in favor of the proposal. Failure to follow this procedure will result in the forfeiture of a shareholder's dissenters' rights. A copy of Part 13 of the Utah BCA is attached hereto as Exhibit 1. The Company will give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares. The dissenters' notice will be sent no later than ten days after the effective date of the corporate action creating dissenters' rights. The dissenters' notice will set a date by which the Company must remain the payment demand, which date may not be fewer than thirty days nor more than seventy days after the date the dissenters' notice is given. A shareholder's vote against, or failure to vote against, the proposed action, without giving notice to the Company of intent to demand payment, will constitute a waiver of the shareholder's dissenters' rights.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          Only shareholders of record at the close of business on July 9, 1998 (the "Record Date") are entitled to notice of and to vote at the Special

 Meeting or any adjournment or postponement thereof. On the Record Date, 2,287,518 shares of common stock, par value $.001 per share (the "Common Stock") were issued and outstanding. The only class of voting stock outstanding is the Common Stock. There are no preferred stock issued or outstanding. Each share of Common Stock is entitled to one vote and there is no cumulative voting.

 SECURITY OWNERSHIP FOR CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of July 9, 1998, by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all executive officers and directors as a group. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, as amended, and is based upon the information furnished by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investing power with respect to the shares indicated as being beneficially owned.

                                           Shares of Stock
                                           Beneficially owned

 Title of        Name and Address           Amount and Nature      Percent of
 Shares          of Beneficial Owner        of Beneficial Owner    Class

 Common Stock    Michael Levin(1)(2)        1,548,450              67.7%
 Common Stock    Frances Blanco(1)(3)       40,775                 1.8%
 Common Stock    Duncan Huyler(1)(4)        40,775                 1.8%
 Common Stock    Paul Baker(1)(5)(6)        67,500                 3.0%
 Common Stock    Jensen Services, Inc.(6)   428,580                18.7%
                5525 S. 900 E.,
                Suite 110, Salt Lake
                City, Utah 84117
 Common Stock    All directors and          1,697,500              74.2%
                executive officers of
                the Company as a group
                (4 persons)

 (1)c/o Cadapult Graphic Systems, Inc., 110 Commerce Drive, Allendale, New Jersey 07401.

 (2) Mr. Levin is the President, Chief Executive Officer and Chairman of the Board of Directors of the Company. Includes 1,516,450 shares of common stock owned individually by Mr. Levin and 32,000 shares owned by Mr. Levin's children, in which Mr. Levin has beneficial interest. Excludes 800,000 shares of common stock issuable upon exercise of options held by Mr. Levin that are currently not exercisable and will not become exercisable within 60 days.

(3) Ms. Blanco is Vice President, Secretary, Treasurer and a Director of the Company.

(4) Mr. Huyler is Vice President of the Company.

(5) Mr. Baker is a director of the Company.

(6) Gives effect to an agreement for the sale and purchase of 67,500 shares of common stock by Mr. Baker from Jensen Services, Inc.

 CHANGE IN CONTROL

           Pursuant to an Agreement and Plan of Reorganization by and between the Company and Cadapult Graphic Systems Inc., a New Jersey corporation ("CGSI"), all the shareholders of CGSI, Jenson Services, Inc., a Utah corporation, Duane S. Jenson and Jeffrey D. Jenson, dated June 5, 1998, the Company acquired all of the outstanding shares of CGSI and all the former shareholders of CGSI collectively acquired 1,650,000 shares of the Company (the "Reorganization"). The Reorganization closed on June 18, 1998. As a result of the shares issued at the closing of the Reorganization to Michael W. Levin, a change in control occurred from Jenson Services, Inc., which had effective control of the Company prior to the Reorganization, to Mr. Levin. Mr. Levin beneficially owns approximately 68% of the Company. The source of the consideration used by the shareholders of CGSI to acquire their respective interest in the Company was the exchange of all the outstanding capital stock of CGSI pursuant to the Reorganization. The basis of control by Michael W. Levin is stock ownership. Pursuant to the Reorganization, all the prior directors and officers resigned, in seriatim, and nominated Mr. Levin's designees as officers and directors of the Company. Michael W. Levin is Chairman of the Board of Directors, Chief Executive Officer and President. Frances Blanco is Vice President, Treasurer, Secretary and a director. Duncan Huyler is a Vice President. Paul Banker is a director.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

          The following table summarizes all compensation paid to the Company's Chief Executive Officer and all other named executive officers of the Company for services rendered in all capacities to the Company during the fiscal years ended 1997, 1996 and 1995:

                           SUMMARY COMPENSATION TABLE


                                   Annual Compensation                                 Long Term Compensation
                                   -------------------                                 ----------------------
                                                                              Awards                           Payouts
                                                         --------------------------------------------------------------------------
                                                                 Other
                                                                Annual       Restricted    Options                    All Other
                                                              Compensa-        stock       SAR(s)         LTIP      compensat
 Name and principal        Year     Salary (s)    Bonus           tion         award(s)    (#)           payouts      ion
 position                                         ($)              ($)           ($)                     ($)               ($)
         (a)               (b)         (c)       (d)              (e)            (f)          (g)           (h)           (i)
-----------------------------------------------------------------------------------------------------------------------------------
 Kathleen L.             1997       0             0           0               0            0             0            0
 Morrison, President     1996       0             0           0               0            0             0            0
 and Director(1)(2)      1995       0             0           0               0            0             0            0
 -----------------------------------------------------------------------------------------------------------------------------------
 Jason R. Osborne,       1997       0             0           0               0            0             0            0
 Vice President and      1996       0             0           0               0            0             0            0
 Director(1)(2)          1995       0             0           0               0            0             0            0
 -----------------------------------------------------------------------------------------------------------------------------------
 Terry Hardman,          1997       0             0           0               0            0             0            0
 Secretary, Treasurer    1996       0             0           0               0            0             0            0
 and Director(1)(2)      1995       0             0           0               0            0             0            0
 ===================================================================================================================================

(1) Pursuant to the closing of the Reorganization between the Company and CGSI on June 18, 1998, the above listed individuals resigned as officers and directors of the Company, in succession, and elected the nominees of Mr. Levin to fill the vacancies.

 (2) On or about June 10, 1998, the Company issued 1,000 shares of common stock to each of the above listed individuals.


 COMPENSATION PLANS

          No cash compensation, deferred compensation or long-term incentive plan awards were issued or granted to the Company's management during the years ended December 31, 1997, 1996 or 1995. Further, no member of the Company's management has been granted any option or stock appreciation right during the years ended December 31, 1997, 1996 or 1995; accordingly, no tables relating to such items have been included within this Item.

COMPENSATION OF DIRECTORS

          There are no standard arrangements pursuant to which the Company's directors are compensated for any service provided as director. No additionaly amounts are payable to the Company's directors for committee participation or special assignments.

 EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
 CHANGE-IN-CONTROL ARRANGEMENT

          None of the executive officers named in the Summary Compensation Table had an employment agreement with the Company. The Company had no compensatory plans or arrangements, including payments to be recieved from the Company, with respect to any person named in the Summary Compensation Table set out above which would in any way result in payments to any such person because of his or her resignation, retirement or othertermination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

                                 PROPOSAL NO. 1
                  TO APPROVE THE COMPANY'S 1998 INCENTIVE PLAN

          On June 18, 1998, the Board of Directors of the Company adopted the Seafoods Plus, Ltd. 1998 Incentive Plan (the "1998 Plan"). The 1998 Plan authorized the Board to grant options to employees, directors and others to purchase in the aggregate an amount of shares of Common Stock up to 500,000 of the shares of the Common Stock. The Company presently has approximately three directors, three officers and approximately twenty-five employees, all of which may be entitled to a grant of Options. Directors, officers and other employees of the Company who, in the opinion of the Board of Directors, are responsible for the continued growth and development and the financial success of the Company are eligible to be granted options under the 1998 Plan. Options may be non-qualified options, incentive stock options, or any combination of the foregoing. In general the options granted under the 1998 Plan have a maximum duration of ten years from the date of the grant and are not transferable. The per share exercise price of any incentive stock option granted under the 1998 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over ten percent or more of the Company's capital stock are granted at 110% of fair market value of the underlying common stock on the date of grant and expire five years after the date of grant. No options may be granted after June 18, 2008. The grant of Options may have a dilative effect on Stockholder's interests in the Company.

          The 1998 Plan provides the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Board of Directors at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1998 Plan is transferable by the optionee other than by will or the laws of the descent and distribution, and each option is exercisable during the lifetime of the optionee only be the optionee.

 DESCRIPTION OF THE 1998 PLAN.

          The following summary of the 1998 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 1998 Plan, which is attached hereto as Appendix A.

          ADMINISTRATION. The 1998 Plan shall be administered by the Board of Directors or, if authorized by Board of Directors, by the Compensation Committee of the Company's Board of Directors, if created (collectively the "Administrator"). The Board of Directors has full authority, subject to the provisions of the 1998 Plan, to award incentive stock options and nonstatutory stock options.

          Subject to the provisions of the 1998 Plan, the Administrator determines in its discretion, among other things, the persons to whom from time to time options may be granted ("Participants"), the number of shares subject to each option, exercise prices under the options, any restrictions or limitations on such option including any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such options. The interpretation and construction by the Administrator of any provisions of, or the determination of any questions arising under, the 1998 Plan or any rule or regulation established by the Board of Directors or the Committee pursuant to the 1998 Plan, shall be final, conclusive and binding on all persons interested in the 1998 Plan.

          SHARES SUBJECT TO THE OPTION PLAN. The 1998 Plan authorizes the Board to grant options to directors and employees of the Company to purchase in the aggregate an amount of shares of Common Stock up to 500,000 shares of Common Stock. In order to prevent the dilution or enlargement of the rights of the Participants under the 1998 Plan, the number of shares of Common Stock authorized by the 1998 Plan and the number of shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Option granted under the 1998 Plan is forfeited or terminated, the shares of Common Stock that were underlying such Option shall again be available for distribution in connection with Options subsequently granted under the 1998 Plan.

          ELIGIBILITY. Subject to the provisions of the 1998 Plan, options may be granted to Directors and full-time employees of the Company or its subsidiaries.

          EFFECTIVE DATE AND TERM OF THE 1998 PLAN. If approved by the Company's shareholders, the 1998 Plan will be deemed effective on June 18, 1998, the date on which it was adopted by the Board of Directors. No option may be granted after June 18, 1998. The 1998 Plan will terminate ten (10) years after is effective date, subject to earlier termination by the Board. No Option may be granted under the 1998 Plan after the termination date, but Options previously granted may extend beyond such date.

          NATURE OF OPTIONS. The 1998 Plan provides for the grant options, which may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1998 Plan are not transferable and expire ten (10) years after the date of grant. The per share exercise price of an incentive stock option granted under the 1998 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock option granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

          EXERCISE OR OPTIONS. The 1998 Plan provides the Administrator with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Administrator, at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1998 Plan is transferable by the optionee other than be will of the laws of descent and distribution, and each optionee. The Board of Directors may, in its sole discretion, financially assist an optionee in the exercise of options by offering loans to the optionee or guaranteeing third party loans to the optionee, the proceeds of which would be used to exercise the options.

          AGREEMENTS. Options granted under the 1998 Plan will be evidenced by agreements consistent with the 1998 Plan in such from as the Board of Directors or the Committee may prescribe. Neither the 1998 Plan nor agreements thereunder confer any right to continued employment upon any Participant.

          AMENDMENTS TO THE 1998 PLAN. The Board of Directors may at any time, and from time to time, amend, modify or terminate any of the provisions of the 1998 Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Option grant, without the Participant's consent.

 FEDERAL INCOME TAX CONSIDERATIONS.

          The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1998 Plan. The following discussion does not address state, local or foreign tax consequences.

          If the 1998 Plan is approved by the shareholders, a Participant in the 1998 Plan will not recognize taxable income upon the grant or exercise of an incentive stock option except under certain circumstances when the exercise price is paid with already-owned shares of Common Stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option.

          If shares acquired upon exercise of an incentive stock option are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such shares by the Participant or recipient and (ii) the Company will not be allowed a deduction in connection with such incentive stock option or the Common Stock acquired pursuant to the exercise of the incentive stock option. If a sale of such Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a participant to utilize a long-term capital loss will depend upon the Participant's other tax attributes and the statutory limitations on capital loss deductions not discussed herein. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

          A "disqualifying disposition" will result if Common Stock acquired upon the exercise of an incentive stock option (except in the circumstances of a decedent's incentive stock option as described below) is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition (except in the case of a Participant subject to Section 16 restrictions of the Exchange Act, as noted below), the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or
 (ii) the amount realized on disposition. If the amount realized on the sale is less than the exercise price, then the Participant will recognize no ordinary income, and the recognized loss will be reportable as a short-term capital loss. The Participant will report as a short-term capital gain, as applicable, any amount recognized in excess of the fair market value on the date of exercise, and the Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. To the extent that alternative minimum taxable income was recognized on the exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

          The general rules discussed above are different if the Participant disposes of the shares of Common Stock in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant's family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the Common Stock and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income would not be limited by the price at which the Common Stock was actually sold by the Participant.

          If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above, provided the ISO Holding Period requirements are met. If a Participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a Participant's death, the incentive stock option will be eligible for such treatment if exercised by the Participant's legatees, personal representatives or distributees within one year from the date of death, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

          In general, a Participant to whom a nonqualified option is granted will recognize no taxable income at the time of the grant. Upon exercise of a nonqualified option, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the nonqualified option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the Participant recognized ordinary income, subject to the limitations of Section 162(m) of the Code.

          For purposes of the "alternative minimum tax" applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonqualified option. Thus, a Participant must, in the year of the option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in the alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income currently, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

          The Company is required to withhold certain income taxes from Participants upon exercise of nonqualified options. The Company will be entitled to a business expense deduction for both financial statement and for federal income tax purposes equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income from the exercise of nonqualified options.

          In addition to the foregoing federal tax consequences, the exercise, ultimate sale or other disposition of Options by Participants will in most cases by subject to state income taxation.

 OPTIONS GRANTED UNDER THE PLAN

          As of July 9, 1998, the Company has granted under the 1998 Plan options to purchase an aggregate of 137,183 shares of Common Stock at exercise prices of $1.25 to $1.375 per share to certain employees of the Company, which grants are contingent upon approval of the 1998 Plan by the Company's stockholders. The following table provides certain information with respect to such grants to the Executive Officers of the Company and others:

                                NEW PLAN BENEFITS


 -------------------------------------------------------------------------------
                               1998 Incentive Plan
 -------------------------------------------------------------------------------
              Name and Position                 Exercise Price($)(a)   Number of
                                                                       Options
                                                                       Granted
 -------------------------------------------------------------------------------
 Kathleen L. Morrison, President and Director(1)  0                      0
 -------------------------------------------------------------------------------
 Jason R. Osborne, Vice President and Director(1) 0                      0
 -------------------------------------------------------------------------------
 Terry Hardman, Secretary, Treasurer and          0                      0
 Director(1)
 -------------------------------------------------------------------------------
 Michael W. Levin, Chief Executive Officer,       $1.375                51,223
 President and Chariman of the Board(2)
 -------------------------------------------------------------------------------
 Frances Blanco, Vice President, Secretary,       $1.25                  7,741
 Treasurer and Director(2)
 -------------------------------------------------------------------------------
 Duncan Huyler, Vice President(2)                 $1.25                  9,265
 -------------------------------------------------------------------------------
 Executive Group                                  $1.25-$1.375          68,229
 -------------------------------------------------------------------------------
 Non-Executive Director Group                     0                      0
 -------------------------------------------------------------------------------
 Non-Executive Officer Employee Group(6)          $1.25                 68,954
 -------------------------------------------------------------------------------

 (1) Pursuant to the closing of the Reorganization on June 18, 1998, the indicated individuals resigned as officers and directors of the Company.

 (2)Pursuant to the closing of the Reorganization on June 18, 1998, the indicated individuals were elected to fills vacancies caused by the resignation of the former officers and directors of the Company.

 (3) The exercise price of all option grants are at or above the fair market value of a share of Common Stock on the date of grant.

 REASON FOR APPROVAL.

          The Board of Directors believes that in order to attract and retain officers, employees and directors of the highest quality, provide increased incentive for such persons to strive to attain the Company's long-term goal of increasing shareholder value, and to continue to promote the well being of the Company, it is in the best interests of the Company and its shareholders to provide officers, directors and employees of the Company, through the granting of stock options, the opportunity to participate in the appreciation in value of the Company's Common Stock.

          Shareholder approval of the 1998 Plan is necessary in order that incentive stock options granted under the 1998 Plan will qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). Unless shareholder approval is obtained, options granted under the 1998 Plan will have less value and consequently, will not provide the incentive to recipient intended by the Board.

     In addition, the grant of stock options pursuant to a plan which has been approved by shareholders and meets certain conditions is exempt from the "Short-Swing Profits" liability provisions of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Act"). Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six month period by a principal officer, director or beneficial owner of more than 10% of the Company's Common Stock, any "profit" realized by such person is recoverable by the Company. As a result of the complexities of this rule, optionees may unwittingly fall within its scope and be forced to disgorge gains to the Company, thereby frustrating the Company's intent to provide incentive to officers and employees under the 1998 Plan. Thus, shareholder approval of the 1998 Plan is sought in order to exempt from the liability provisions of Section 16(b) the grant of options to officers, directors and employees who are eligible to participate in the 1998 Plan.

 VOTE REQUIRED.

          Assuming a quorum consisting of a majority of the votes entitled to be cast by holders of the Common Stock (the "Votes"), is present, in person or by proxy, at the Special Meeting, the affirmative vote of the holders of a majority of the Votes present, in person or by proxy, at the Special Meeting, is required to approve the 1998 Plan. Mr. Levin, who has voting power over a majority of the Votes, has agreed that he will vote for the approval of the 1998 Plan. Accordingly, it is expected that the 1998 Plan will be approved.



                                 PROPOSAL NO. 2
     TO APPROVE THE REINCORPORATION OF THE COMPANY AS A DELAWARE CORPORATION

          The Company's Board of Directors has approved the reincorporation of the Company as a Delaware corporation (the "Reincorporation") and a related Agreement and Plan of Merger (the "Merger Agreement"). The Reincorporation will be effected by the merger of the Company into Cadapult Graphic Systems, Inc. ("Cadapult"), a corporation formed under the laws of the State of Delaware as a wholly-owned subsidiary of the Company. The addresses of the principal executive offices of each the Company and Cadapult are 110 Commerce Drive, Allendale, New Jersey 07401, telephone number 201-236-1100. Cadapult presently has no operations, but after the Reincorporation, it will undertake the same business as is currently undertaken by the Company. A copy of the Merger Agreement is attached as Appendix B. Stockholders will be asked to approve the Reincorporation and Merger Agreement at the Special Meeting.

           If the Merger Agreement is duly authorized and adopted by the requisite votes of stockholders and is not terminated and abandoned pursuant to the provisions the Merger Agreement, a Certificate of Merger shall be filed with the Secretary of State of Delaware, and Articles of Merger shall be filed with the Secretary of the State of Utah. The merger and Reincorporation shall be effective immediately upon the aforementioned filings. If approved, the

 Company expects that the merger and Reincorporation will become effective on a date as soon as practicable after the Special Meeting date (the "Effective Date"). On the Effective Date, the existing stockholders of the Company will become stockholders of Cadapult, and the separate legal existence of the Company will terminate. However, the Reincorporation will not result in any substantial change in the Company's business, directors, management, assets, liabilities, net worth, operations or financial statements or any change in the ownership interests of any stockholders of the Company. In addition, on the Effective Date, the proposed merger and Reincorporation may be abandoned, or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if, in the opinion of the Board of Directors, circumstances arise that make such action advisable.

 ADOPTION AND APPROVAL OF THE REINCORPORATION AND THE MERGER AGREEMENT WILL AFFECT CERTAIN RIGHTS OF STOCKHOLDERS. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS ENTIRE INFORMATION STATEMENT AND THE ATTACHMENTS HERETO.

 REASON FOR APPROVAL OF THE MERGER AGREEMENT

           The Board of Directors of the Company believes that the Reincorporation is in the best interest of the Company and its stockholders. For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the company. Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The favorable business corporation laws of Delaware should benefit the Company by allowing it to conduct its affairs in a more flexible and efficient manner. Prior to the Reincorporation, the Company's state of incorporation is Utah. Since neither the Company's executive offices nor any of the Company's employees are located in Utah, the Company has no important ties to or presence in Utah that would make incorporation in Utah convenient for the Company.

          In connection with the proposed Reincorporation, the shares of the Company's issued and outstanding Common Stock would be exchanged on a one-for-one basis for shares of Common Stock of Cadapult, and all outstanding capital stock of Cadapult would be cancelled.

          After considering the advantages and disadvantages of the proposed Reincorporation, including the differences between the Utah BCA and the General Corporation Law of the State of Delaware ("Delaware GCL"), the Board of Directors has concluded that it is in the best interest of the Company and its stockholders to change its domicile from Utah to Delaware. It is anticipated that if the proposal for Reincorporation is approved, the Board of Directors may authorize the parent-subsidiary merger under the laws of the State of Delaware of the Company and its wholly-owned operating subsidiary, CGSI.

 CERTAIN CONSEQUENCES OF THE REINCORPORATION

          Management  after  the  Reincorporation.  Upon  effectiveness  of  the
          ---------------------------------------
 Reincorporation, the Board of Directors of Cadapult will consist of those persons serving on the Board of Directors of the Company immediately prior to the Effective Date of the Reincorporation. The directors will continue to hold office as directors of Cadapult for the same term for which they would otherwise serve as directors of the Company, and if appropriate, will be subject to re-election at the next Annual Meeting of stockholders of Cadapult. The individuals serving as executive officers of the Company immediately prior to the Effective Date of the Reincorporation will serve as executive officers of Cadapult upon the effectiveness of the Reincorporation.

          Capitalization.   The  Company's   Utah   Articles  of   Incorporation
          --------------
 authorizes the Company to issue 50,000,000 shares of common stock, par value $.001 per share, (the "Common Stock"). As of June 18, 1998, there were 2,287,518 shares of Common Stock issued and outstanding. Cadapult's Delaware Certificate of Incorporation authorizes the Company to issue 50,000,000 shares of common stock, par value $.001 per share. The relative rights and limitations of the Common Stock will remain unchanged after the Reincorporation.

          Common Stock Options.  Unexpired,  unexercised  outstanding options to
          --------------------
 purchase Common Stock of the Company will be deemed to be valid options issued by Cadapult to purchase shares of Common Stock of Cadapult on the same terms and conditions as presently provided. The Company's proposed 1998 Plan will not be changed in any material respect by the Reincorporation.

          Indebtedness  of  the  Company.   All   indebtedness  of  the  Company
          ------------------------------
 outstanding at the Effective Date of the Reincorporation will be assumed by Cadapult in connection with the Merger. To the Company's knowledge, no indebtedness of the Company will be accelerated as a result of the proposed transaction.

          Stock  Certificates.  Stock certificates of the Company will be deemed
          -------------------
 to represent the same number of shares of Cadapult following the Reincorporation. HOWEVER, IT WILL BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES FOR CADAPULT STOCK CERTIFICATES.

 POSSIBLE NEGATIVE CONSEQUENCES OF THE REINCORPORATION

          Notwithstanding the belief of the Board of Directors as to the potential benefits to stockholders of the Reincorporation and the Merger Agreement, stockholders should realize that there may be negative consequences of the Reincorporation and the Merger Agreement. A negative consequence may be payment of higher franchise taxes charged by Delaware, as compared to the lower franchise taxes the Company would pay in Utah.

 RIGHTS OF STOCKHOLDERS TO DISSENT

          Since the proposed Reincorporation will be conducted through a merger of a parent corporation (the Company) into its wholly-owned subsidiary (Cadapult), under Utah law, stockholders of the Company will have the right under Part 13 of the Utah BCA to dissent from the Reincorporation and receive the fair market value of their shares in cash.

          Under Utah law, a holder of the Company's Common Stock or Preferred Stock who desires to dissent from the proposed merger and receive cash payment for the fair value of his or her shares must give the Company, prior to the vote on Proposal No. 2 at the Special Meeting, written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated. Within 10 days after receiving the required stockholder approval for the Merger Agreement, the Company shall send written notice of the approval to those stockholders who dissented and did not vote in favor of the Reincorporation and the Merger Agreement.

          Stockholders who are given a dissenter's notice and wish to assert dissenters' rights must, within 30 days after the date of the dissenters' notice and in accordance with the terms of such notice, cause the Company to receive a payment demand and submit the certificates representing their shares to the Company or the Company's transfer agent as directed in the dissenters' notice. Voting against such proposal, either by proxy or at the meeting, does not fulfill the statutory requirements with respect to notice of his or her intent to demand payment and the required demand for payment. A vote, in person or by proxy, in favor of the proposal to approve the Reincorporation and the Merger Agreement (Proposal No. 2) constitutes a waiver of appraisal rights. A stockholder giving such notice and making such demand, who did not vote for the proposal to approve the Reincorporation and the Merger Agreement, shall be entitled, if and when the merger is effected, to be paid by the Company the fair value of his or her shares.

          Upon the later of the Effective Date and receipt by the Company of each payment demand, the Company shall pay the fair value of the dissenter's shares, plus interest, to each dissenter who has timely deposited his or her certificates. If the dissenter is dissatisfied with the payment, the dissenter may, within 30 days after the Company made payment for his or her shares, notify the Company in writing of his or her own estimate of the fair value of his or her shares and demand payment of the estimated amount, plus interest, less the payment already made. The dissenter may also deliver such notice to the Company if the Company fails to make payment within 60 days after the deadline to receive payments demands. If a demand for payment remains unresolved, the Company must commence a proceeding within 60 days after receiving the dissenter's payment demand to petition the court to determine the fair value of the shares, including interest. If the Company does not commence such a proceeding within the 60 day period, it must pay each dissenter whose demand remains unresolved the amount demanded.

          The above summary with respect to the rights of the Company and the stockholders to object and demand payment for their shares does not purport to be complete and is qualified in its entirety by reference to the provisions of
 Part 13 of the Utah BCA, a copy of which is attached hereto as Exhibit 1.


 CERTAIN  SIGNIFICANT  DIFFERENCES  BETWEEN  THE  CORPORATION  LAWS OF UTAH  AND
 DELAWARE

          Although it is impractical to note all of the differences between the corporation statutes of Utah and Delaware, the most significant differences in the judgment of the management of the Company are summarized below. The summary is not intended to be complete and reference should be made to the Utah BCA and the Delaware GBL.

          Appraisal Rights. Under Utah law, dissenting stockholders are entitled
          ----------------
 to appraisal rights in connection with the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of a corporation and in connection with certain amendments to the corporation's articles of incorporation. Stockholders of a Utah corporation being merged into or consolidated with another corporation are also entitled to appraisal rights. In addition, stockholders of an acquiring corporation are entitled to appraisal rights in any merger, combination or other transaction in which such stockholders are entitled to voting rights. Under Delaware law, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the certificate of incorporation.

          Dividends.  Utah law prohibits the distribution of dividends if, after
          ---------
 a distribution is given effect, the corporation would not be able to pay its debts as they become due in the usual course of business or if the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Like Utah, Delaware law prohibits the distribution of dividends if the capital of the corporation shall have been diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

          Neither the Company nor Cadapult has any current plans to pay dividends or make any other distributions on its capital stock. Nevertheless, the difference between the Utah BCA and the Delaware GBL with respect to amounts available for dividends or other distributions could conceivably affect future dividends or other distributions, if they are declared.

          Right to Call Special  Meetings of  Stockholders.  Under Utah law, the
          ------------------------------------------------
 holders of at least 10% of the outstanding shares of a corporation have the authority to call special meetings of stockholders. Delaware law does not require that stockholders be given the right to call special meetings. The Bylaws of Cadapult provide, however, that the a special meeting may be called upon written request of stockholders of record holding a majority in amount of the capital stock of the Company outstanding and entitled to vote.

          Provisions Affecting Business Combinations/Corporate Control. Delaware
          ------------------------------------------------------------
 has enacted a business combination statute that is contained in Section 203 of the Delaware Code. Utah has no comparable statute. Section 203 provides that any person who acquires 15% or more of a corporation's voting stock (an
 "Interested Stockholder") many not engage in a wide range of "business combinations" with the corporation for a period of three years unless certain approvals are obtained from the Board of Directors or stockholders. A "business combination" is defined to include: (i) mergers and sales or other dispositions of ten percent or more of the assets of a corporation with or to an interested stockholder; (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries;
 (iii) certain transactions which would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the interested stockholder; and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder of any loans, advances, guarantees, pledges or other financial benefits.

          These restrictions do not apply under certain circumstances if the corporation's certificate of incorporation or bylaws contain a provision expressly electing not to be governed by Section 203. The Cadapult Certificate of Incorporation and Bylaws do not contain any provision electing not to be governed by Section 203 of the Delaware Code. The Board of Directors of the Company believes that the provisions of Section 203 will help ensure that a change in control of the Company does not occur without the consent of the Board of Directors or the stockholders, or both, and will encourage any person who seeks to acquire control of the Company to do so by a negotiated transaction. Because Section 203 of the Delaware Code has not been extensively applied by the courts of Delaware, uncertainties exist concerning the application of this statute to particular situations. Management is not aware of any attempt to acquire the Company by a third party and does not have any current plans to propose any changes to the charter documents or corporate structure of Cadapult-Del that would have an anti-takeover purpose or effect.

          In addition, the Utah BCA generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be crossed, trigger application of the voting bar with respect to the shares newly acquired. Delaware does not have a similar control shares statute.

          Indemnification of Officers and Directors and Advancement of Expenses.
          ---------------------------------------------------------------------
 Utah and Delaware have similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents for claims against such persons as a result of their position.

          Limitation on Personal Liability of Directors.  Delaware  corporations
          ---------------------------------------------
 are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director of a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Utah Business Corporation Act provision permitting the adoption of provisions in the articles of incorporation limiting personal liability is similar to Delaware's, but differs in one major respect. While the Delaware provision does not permit limitation of liability for breach of duty of loyalty, the Utah counterpart does not contain this exception.

 CERTAIN DIFFERENCES BETWEEN CHARTER AND BYLAWS OF THE COMPANY
 AND CADAPULT

          Upon completion of the Reincorporation, the Cadapult Certificate of Incorporation and Bylaws will become the charter and bylaws of the surviving corporation. The Cadapult Certificate of Incorporation contains provisions relating to indemnification of directors and limitation of liability that reflect current Delaware law, whereas the Company's Articles of Incorporation contain no similar provisions relating to Utah law. The Cadapult Certificate of Incorporation contains no provision concerning the voidability of interested transactions, whereas the Company's Articles of Incorporation provide that interested transactions shall not be void or voidable if the relationship is disclosed to the Board of Directors or the stockholders or if the transaction is fair and reasonable to the Company. The Cadapult Certificate of
 Incorporation, unlike the Company's Articles of Incorporation, contains a provision limiting the personal liability of directors.

          In order for the Company's stockholders to call a special meeting of stockholders, the the Company's Bylaws require holders of at least 10% of the outstanding shares to request such a meeting, whereas the Cadapult Bylaws require holders of at least 50% of the outstanding shares to request the same. To act without a meeting, the Company's Bylaws require the unanimous written consent to the action to be taken by the Board of Directors or the stockholders, as applicable. Cadapult's Bylaws also require the unanimous consent of the directors to act without a meeting of the Board of Directors, but in the case of action by the stockholders without a meeting, Cadapult's Bylaws require only the written consent of the holders of outstanding stock having not less than the number of votes that would have been necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted.

          Cadapult's Bylaws provide for the removal of directors with or without cause in accordance with Delaware law. The Company's Bylaws provide for the removal of directors by a majority of the shares of outstanding stock of the corporation entitled to vote without reference to removal with or without cause; however, Utah law permits the removal of directors with or without cause by the stockholders. Unlike the Company's Bylaws, which authorize only the Board of Directors to amend the Bylaws, the Cadapult Bylaws provide that they may be amended by the holders of a majority of outstanding shares.

          Cadapult's Certificate of Incorporation and Bylaws are attached hereto as Exhibits 2 and 3, respectively. Copies of the Company's Articles of Incorporation and Bylaws are available for inspection by stockholders upon request to the Secretary of the Company.

 ABANDONMENT OR AMENDMENT OF THE REINCORPORATION

          The boards of directors of the Company and Cadapult may terminate the merger by mutual consent, whether it be before or after approval of the Reincorporation by the Company's stockholders. In addition, the Company and Cadapult may by written agreement amend, modify or supplement any provision of the Merger Agreement, provided that an amendment made subsequent to approval of the Reincorporation by the Company's stockholders shall not, without the subsequent approval of the Company's stockholders, (a) alter or change the amount or kind of securities or rights to be received for or on conversion of all or any of the shares of capital stock of the Company or Cadapult, (b) alter or change any material term of the Certificate of Incorporation of Cadapult, or
 (c) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders of the Company or Cadapult. The Company is not aware of, and does not contemplate, any circumstances that would cause the Company to abandon or amend the terms of the proposed Reincorporation.

 FEDERAL INCOME TAX CONSEQUENCES

          It is anticipated the Reincorporation will be treated as a tax-free reorganization under the Code. Accordingly, no gain or loss will be recognized by holders of Common Stock of the Company or by Cadapult as a result of the consummation of the Reincorporation. THE FOREGOING IS ONLY A SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES AND IS NOT TAX ADVICE. NO RULING FROM THE INTERNAL REVENUE SERVICE AND NO OPINION OF COUNSEL WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER HAVE BEEN OR WILL BE OBTAINED BY THE COMPANY. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THE MERGER.

 REGULATORY REQUIREMENTS

          To the best knowledge, the Company is not required to comply with any federal or state regulatory requirements other than filing of Articles of Merger and a Certificate of Merger with the Utah Secretary of State and the Delaware Secretary of State, respectively, or to seek any federal or state regulatory approvals in connection with the Merger.

 VOTING

          Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding Votes of the Company. Mr. Levin, who has voting power over a majority in interest of the Votes, will vote FOR approval of the Reincorporation and the Agreement and Plan of Merger. Accordingly, it is expected that the Reincorporation and the Agreement and Plan of Merger will be approved.

 INDEPENDENT AUDITORS

          Representatives of the Company's independent auditors are not expected to be present in person at the Special Meeting but may be present by conference call, and if present, will have the opportunity to make a statement if they desire to do so and respond to appropriate questions if they desire to do so.


                                 PROPOSAL NO. 3.
                      TO APPROVE THE PROPOSED AMENDMENT TO
                            ARTICLES OF INCORPORATION

          It is proposed that the Articles of Incorporation be amended to change the name of the Company from Seafoods Plus, Ltd. to Cadapult Graphic Systems, Inc. The Board of Directors proposed an amendment to the First provision of the Articles of Incorporation pursuant to which the name of the Company would be changed to Cadapult Graphic Systems, Inc. in the event that the Reincorporation into the State of Delaware is not approved or is abandoned, and the Board of Directors directed that the proposed amendment be submitted to a vote of the stockholders for their approval and adoption. A copy of the proposed amendment to the Articles of Incorporation is attached hereto as Appendix C.

          In June 1998, the Company acquired all the outstanding shares of Cadapult Graphic Systems Inc., a New Jersey corporation ("CGSI"). CGSI is the Company's wholly-owned subsidiary and sole operating entity. The Board believes that changing the Company's name to Cadapult Graphic Systems, Inc. will enhance the Company's business and prospects as a systems integrator of computer graphics systems supplies and services.

                                 OTHER BUSINESS

 The Special Meeting is being held for the purposes set forth in the Notice that accompanies this Information Statement. The Board of Directors is not presently aware of any business to be transacted at the Special Meeting other than as set forth in such Notice.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Michael W. Levin, President and Chairman

 Allendale, NJ
 July 9, 1998

                                LIST OF EXHIBITS

 Exhibit 1         Utah Business Corporation Act, Part 13
 Exhibit 2         Certificate of Incorporation of Cadapult
 Exhibit 3         Bylaws of Cadapult

                                                                       EXHIBIT 1


                           Part 13. Dissenters' Rights

 16-10a-1301       DEFINITIONS.--For purposes of Part 13:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

     (7)   "Shareholder"   means  the  record   shareholder  or  the  beneficial
 shareholder.

 16-10a-1302 RIGHT TO DISSENT.--(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

     (a) consummation of a plan of merger to which the corporation is a party if:

     (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

     (ii) the  corporation is a subsidiary  that is merged with its parent under
 Section 16- 10a-1104;

     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
 (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

     (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b)  the  record  date  fixed  under   Section   16-10a-704   to  determine
 shareholders entitled to sign writings consenting to the proposed corporate action; or

     (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

     (c) cash in lieu of fractional shares; or

     (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

  16-10a-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.--(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

 16-10a-1320 NOTICE OF DISSENTERS' RIGHTS.--(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under
Section 16-10a- 1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this past, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

 16-10a-1321 DEMAND FOR PAYMENT--ELIGIBILITY AND NOTICE OF INTENT.--

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under
 Section 16-10a- 1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

     (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

     (b) may not vote any of his shares in favor of the proposed action.

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under
 Section 16-10a- 1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

 16-10a-1322 DISSENTERS' NOTICE.--(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

     (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

     (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

     (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

     (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection
 (1) is given;

     (f) state the requirement contemplated by Subsection 16-10a-1303 3), if the requirement is imposed; and

     (g) be accompanied by a copy of this part.

 16-10a-1323 PROCEDURE TO DEMAND PAYMENT.--(1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

     (a) cause the  corporation  to receive a payment  demand,  which may be the
 payment  demand  form  contemplated  in  Subsection   16-10a-1322(2)(d),   duly
 completed, or may be stated in another writing;

     (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

     (c) if required by the corporation in the dissenters'  notice  described in
 Section 16- 10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

     (3)  A  shareholder   who  does  not  demand   payment  and  deposit  share
 certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

 16-10a-1324 UNCERTIFICATED SHARES.--(1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

     (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

 16-10a-1325 PAYMENT.--(1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16- 10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16- 10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenters' shares, plus interest to each dissenter who has complied with Section 16- 10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

     (2) Each payment made pursuant to Subsection (1) must be accompanied by:

     (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

     (B) an income statement for that year;

     (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

     (D) the latest available interim financial statements, if any;

     (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

     (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

     (c) a statement of the dissenter's right to demand payment under Section 16-10a- 1328; and

     (d) a copy of this part.

 16-10a-1326 FAILURE TO TAKE ACTION.--(1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a- 1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a- 1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

 16-10a-1327 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.--(1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1302, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights aquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

 16-10a-1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OFFER.--(1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

     (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

     (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

     (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
 (1) within 30 days after the corporation made or offered payment for his shares.

 16-10a-1330 JUDICIAL APPRAISAL OF SHARES--COURT ACTION.--(1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16- 10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation  shall commence the proceeding  described in Subsection
 (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a- 1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

     (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a- 1325; or

     (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

 16-10a-1331 COURT COSTS AND COUNSEL FEES.--(1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

     (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                                                      EXHIBIT 2


                          CERTIFICATE OF INCORPORATION

                                       OF

                         CADAPULT GRAPHIC SYSTEMS, INC.


          FIRST: The name of this corporation is Cadapult Graphic Systems, Inc. (the "Corporation").

          SECOND: The registered office of the Corporation in the State of Delaware is to be located at 11th Floor, Rodney Square North, 11th & Market Streets, City of Wilmington, County of New Castle, State of Delaware, and the name of its registered agent at such address is YCS&T Services Corporation.

          THIRD: The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The total number of shares of stock that this Corporation is authorized to issue is fifty million (50,000,000) shares of common stock with a par value $0.001 per share.

          FIFTH: The name and mailing address of the incorporator is James P, Hughes, Esquire, 11th Floor, Rodney Square North, 11th & Market Streets, Wilmington, Delaware 19801.

          SIXTH: Provisions for the management of the business and for the conduct of the affairs of this Corporation and provisions creating, defining, limiting and regulating the powers of this Corporation, the directors and the stockholders are as follows:

               (1) The board of directors shall have the power to make, adopt, alter, amend and repeal the bylaws of this Corporation without the assent or vote of the stockholders, including, without limitation, the power to fix, from time to time, the number of directors that shall constitute the whole board of directors of this Corporation, subject to the right of the stockholders to alter, amend and repeal the bylaws made by the board of directors.

               (2) Election of directors of this Corporation need not be by written ballot unless the bylaws so provide.

               (3) The directors, in their discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of this Corporation that is represented by person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be a valid and as binding upon this Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of this Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

               (4) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the board of directors of this Corporation are hereby expressly empowered to exercise all such powers and to do all such acts and things as may be exercised or done by this Corporation; subject, nevertheless, to the provisions of the statutes of the State of Delaware and of this Certificate of Incorporation as each may be amended, altered or changed from time to time and to any bylaws from time to time made by the directors or stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the board of directors that would have been valid if such bylaw had not been made.

               (5) Whenever this Corporation shall be authorized to issue more than one class of stock, the holders of the stock of any class that is not otherwise entitled to voting power shall not be entitled to vote upon the increase or decrease in the number of authorized shares of such class.

          SEVENTH: To the fullest extent permitted by the General Corporation Law of Delaware, including, without limitation, as provided in Section 102(b)(7) of the General Corporation Law of Delaware, as the same exists or may hereafter be amended, a director of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended. Any repeal or modification of this Article SEVENTH by the stockholders of this Corporation shall not adversely affect any right or protection of a director of this Corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.

          EIGHTH: (1) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding") by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such director or officer or, in the case of another corporation, as an employee or agent, or in any other capacity while serving as such director, officer, employee or agent shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, other expenses and losses, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974, as amended) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Subsection (2) of this Article EIGHTH, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article EIGHTH shall be a contract right and shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, which undertaking shall itself be sufficient without the need for further evaluation of any credit aspects of the undertaking or with respect to such advancement, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by a final, non-appealable order of a court of competent jurisdiction that such director or officer is not entitled to be indemnified under this Article EIGHTH or otherwise.

               (2) If a claim under Subsection (1) of this Article EIGHTH is not paid in full by the Corporation within sixty (60) days after a written claim, together with reasonable evidence as to the amount of such expenses, has been received by the Corporation, except in the case of a claim for advancement of expenses (including attorneys' fees), in which case the applicable period shall bc twenty (20) days, the claimant may at my time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole of in part, the claimant shall also be entitled to be paid the expense, including attorneys' fees, of prosecuting such claim. It shall be a defense to any such action, other than an action brought to enforce a claim for expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation, that the claimant has not met the standards of conduct that make it permissible under the General Corporation Law of the State of Delaware for the orporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or a committee thereof, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its board of directors or a committee thereof, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. In any suit brought by an indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHT or otherwise shall be on the Corporation.

               (3) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article EIGHT shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

               (4) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint investments or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

               (5) In the case of a claim for indemnification or advancement of expenses against the Corporation under this Article EIGHTH arising out of acts, events or circumstances for which the claimant, who was at the relevant time serving as a director, officer, employee or agent of any other entity at the request of the Corporation, may be entitled to indemnification or advancement of expenses pursuant to such other entity's certificate of incorporation or bylaws or contractual agreement between the claimant and such entity, the claimant seeking indemnification hereunder shall first seek indemnification and advancement of expenses pursuant to any such certificate of incorporation, bylaw or agreement. To the extent that amounts to be indemnified or advanced to a claimant hereunder are paid or advanced by such other entity, the claimant's right to indemnification and advancement of expenses hereunder shall be reduced.

          NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this

 Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the General Corporation Law of the State of Delaware, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case my be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

          TENTH: This Corporation reserve the right to restate this Certificate of Incorporation and to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

          THE UNDERSIGNED, being the sole incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware and the Acts amendatory thereof and supplemental thereto, does make and file this Certificate of Incorporation hereby declaring and certifying that the facts stated herein are true, and accordingly hereunto has set his hand and seal this 11th day of June, 1998.

 In the Presence of:



 /s/ Gayle Ignudo                            /s/ James P. Hughes, Jr.     (SEAL)
 ------------------------------              -----------------------------
                                             James P. Hughes
                                             Incorporator

                                                                      EXHIBIT 3

                                     BYLAWS
                                       OF
                         CADAPULT GRAPHIC SYSTEMS, INC.



                               ARTICLE I. OFFICES

      Section 1. Registered Office. The address of the registered office of the corporation in Delaware shall be 11th Floor, Rodney Square North, 11th & Market Streets, Wilmington, Delaware, and the registered agent at such address in charge thereof shall be YCS&T Services Corporation all of which shall be subject to change from time to time as permitted by law.

      Section 2. Other Offices. The corporation may also have an office or offices or place or places of business within or without the State of Delaware as the Board of Directors may from time to time designate.

                      ARTICLE II. MEETINGS OF STOCKHOLDERS

      Section 1. The Annual Meeting. The annual meeting of stockholders for the election of directors shall be held within or without the State of Delaware on the date and at the time and place designated by the board of directors; but if no date, time and place are otherwise designated by the board, it shall be held on the 1st day of May in each year, or if that day be a legal holiday, on the next succeeding day not a legal holiday, at 10:00 a.m., at the registered office of the corporation in the State of Delaware. At the annual meeting, the stockholders shall elect by plurality vote, a whole board of directors and may transact such other business as may come before the meeting.

      Section 2. Special Meetings. Special meetings of the stockholders may be called at any time by the President or Chairman of the Board and shall be called by the President or Secretary either upon the request in writing by a majority of the directors or upon the request in writing of stockholders of record holding a majority in amount of the capital stock outstanding and entitled to vote.

      Section 3. Place of Meetings. Meetings of the stockholders shall be held at such place or places, within or without the State of Delaware, as may from time to time be designated by the board of directors or as shall be designated in the respective notices or waivers of notice thereof, unless otherwise specified in these Bylaws.

      Section 4. Voting. Each stockholder entitled to vote shall, at every meeting of the stockholders, be entitled to one vote in person or by proxy, signed by him, for each share of voting stock held by him, but no proxy shall be voted on after three years from its date unless it provides for a longer period. Such right to vote shall be subject to the right of the board of directors to fix a record date for voting stockholders.

      Section 5. Notice. Notice of all meetings shall be mailed by the Secretary to each stockholder of record entitled to notice of or to vote at such meeting, at his last known post office address.

      Section 6. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote shall constitute a quorum, but the holders of a smaller amount may adjourn from time to time without further notice, if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, until a quorum is secured. The vote of the holders of a majority of the stock issued and outstanding present at a meeting or any adjournment thereof at which a quorum is present shall be the act of the stockholders unless a different vote is required by the Certificate of Incorporation or applicable statutory law.

      Section 7. Action Without Meeting. Any action permitted or required to be taken at any meeting of shareholders may be taken by written consent without a meeting subject to and to the extent permitted by applicable Delaware statutory law.

                             ARTICLE III. DIRECTORS

      Section 1. Number. The property and business of the corporation shall be managed and controlled by its board of directors, composed of three (3) persons. The number of directors may be increased by amendment of these Bylaws either by the stockholders or by the directors in the same manner as any other amendment to these Bylaws may be effected.

      Section 2. Term, Vacancies and Newly Created Directorships. The directors shall hold office until the next annual election and until their successors are elected and qualify or until their earlier resignation or removal. They shall be elected by the stockholders, except that if there be a vacancy in the board by reason of death, resignation or otherwise, or if there be any newly created directorships resulting from an increase in the authorized number of directors, such vacancy or directorship shall be filled by a majority of the directors then in office, although less than a quorum. Any director chosen by reason of such vacancy or such newly created directorship shall hold office until the next annual meeting and until his successor is elected and qualified or until his earlier resignation or removal.

      When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective and each director so chosen shall hold office as provided in these Bylaws in the filling of other vacancies.

      Section 3. Removal. Any director or directors may be removed, either with or without cause, at any time by the affirmative vote of the holders of a majority of the stock issued and outstanding at a meeting called for that purpose at which a quorum is present.

      Section 4. Powers. The board of directors shall have all such powers and authority, as may be exercised by the board of directors of a corporation organized under the General Corporation Law of the State of Delaware, including, without limiting the generality of the foregoing, any powers and authority granted by the Certificate of Incorporation and these Bylaws which may lawfully be granted thereby, subject only to the provisions of the Certificate of Incorporation and these Bylaws, and the following powers:

           (A) To purchase or otherwise acquire property, rights or privileges for the corporation, which the corporation has the power to take, at such prices and on such terms as the board of directors may deem proper;

           (B) To pay for such  property,  rights or  privileges  in whole or in
 part  with  money,  stock,  bonds,   debentures  or  other  securities  of  the
 corporation,  or by the delivery of other property of the  corporation;

           (C) To create, make and issue mortgages, bonds, deeds of trust, trust agreements and negotiable or transferable instruments and securities, secured by mortgage or otherwise, and to do every act and thing necessary to effectuate the same;

           (D) To appoint agents, clerks, assistants, factors, employees and trustees, and to dismiss them at its discretion, to fix their duties and emoluments and to change them from time to time and to require such security as the board may deem proper;

           (E) To  confer  on  any  officer  of the  corporation  the  power  of
 selecting,   discharging  or  suspending  such   employees;

           (F) To fix the  compensation  of directors;

           (G) To determine by whom and in what manner the corporation's bills, notes, receipts, acceptances, endorsements, checks, releases, contracts or other documents shall be signed.

      Section 5. Meetings of Directors. After each annual election of directors, the newly elected directors may meet for the purpose of organization, the election of officers, and the transaction of other business, at such place and time as may be fixed by the stockholders at the annual meeting, and if a majority of the directors be present at such place and time, no prior notice of such meeting shall be required to be given to the directors. The place and time of such meeting may also be fixed by written consent of the directors. Regular meetings of the directors may be held within the State of Delaware at such time and place as may be fixed from time to time by resolution of the board. No notice of regular meetings shall be required. Special meetings of the directors may be called by the President on three days' notice in writing or on five days' notice by telegraph to each director, and shall be called by the President in like manner on the written request of two directors. Special meetings of the directors may be held within the State of Delaware at such time and place as is indicated in the notice or waiver of notice thereof.

      Section 6. Quorum. A majority of the total number of directors shall constitute a quorum for the transaction of business, but a smaller number may adjourn from time to time, without further notice, until a quorum is secured.

      Section 7. Vote Necessary to Act. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

      Section 8. Executive and Other Committees.

           (A) The board of directors may, by resolution passed by a majority of the whole board, designate an executive committee and/or one or more other committees, each committee to consist of two or more of the directors of the corporation. Any such committee, to the extent provided in the resolution or in these Bylaws, shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation, except in reference to powers or authority expressly forbidden such a committee by applicable statutory law, and may authorize the seal of the corporation to be fixed to all papers which may require it.

           (B) In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

           (C) The executive committee shall have and shall exercise, between the meetings of the board of directors, the full power and authority of the board in the management of the business and affairs of the corporation, including, without limitation, the power and authority to declare a dividend and to authorize the issuance of stock, except in reference to power and authority expressly forbidden by applicable statutory law, and may authorize the seal of the corporation to be affixed to all papers which require it; provided, however, that the executive committee shall not have the power or authority to fill vacancies in its own membership which vacancies shall be filled by the board of directors.

           (D) The executive committee and such other committees shall meet at stated times or on notice to all by any of their own number. They shall fix their own rules of procedure. A majority shall constitute a quorum, but the affirmative vote of a majority of the whole committee shall be necessary in every case.

           (E) Such other committees shall have and may exercise the powers and authority of the board of directors to the extent provided in such resolution or resolutions.

      Section 9. Compensation. The board of directors shall fix the compensation of directors.

      Section 10. Action Without Meeting. Any action permitted or required to be taken at any meeting of the board of directors may be taken by written consent without a meeting subject to and to the extent permitted by applicable Delaware law.

                              ARTICLE IV. OFFICERS

      Section 1. Officers. The officers of the corporation shall be a President, Secretary and Treasurer. Other officers and agents, including one or more Vice Presidents, may from time to time be chosen by the board of directors. In addition, the board of directors may elect a Chairman. All officers of this corporation shall be chosen by the board of directors by the vote of a majority of the directors present at a meeting at which a quorum is present or by written consent pursuant to applicable statutory law. No officer need be a stockholder.

      Section 2. Number Of Offices. Any number of offices may be held by the same person.

      Section 3. Powers and Duties. The officers shall have such powers and duties as are specified in these Bylaws as well as any other and additional powers and duties as may, from time to time, be specified by the board of directors.

      Section 4. Terms. The officers of the corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer chosen or appointed by the board of directors may be removed immediately either with or without cause at any time by affirmative vote of a majority of the whole board of directors. If the office of any officer or agent becomes vacant for any reason, the vacancy shall be filled by the board of directors in the same manner as any officer or agent of this corporation is chosen.

      Section 5. Duties of the Chairman of the Board. The Chairman of the board of directors, if one is elected, shall preside at all meetings of the board and he shall have and perform such other duties, executive or otherwise, as from time to time may be assigned to him by the board.

      Section 6. Duties of the President. The President shall be the chief executive officer of the corporation. It shall be his duty to preside at all meetings of the stock holders and directors (unless as to directors a Chairman is elected), to have general and active management of the business of the corporation; to see that all orders and resolutions of the board of directors are carried into effect; to execute all contracts, agreements, deeds, bonds, mortgages and other obligations and instruments, in the name of the corporation, and to affix the corporate seal thereto when authorized by the board or the executive committee. He shall have general supervision and direction of the other officers of the corporation and shall see that their duties are properly performed.

      He shall submit a report of the operations of the corporation for the year to the directors at their meeting next preceding the annual meeting of the stockholders and to the stockholders at their annual meeting.

      He shall be ex-officio a member of all standing committees and shall have the general duties and powers of supervision and management usually vested in the office of President of a corporation as well as any other duties and powers as may, from time to time, be prescribed by the board of directors.

      Section 7. Duties of the Vice Presidents. The Vice President or Vice Presidents, in the order designated by the board of directors, shall be vested with all the powers and required to perform all the duties of the President in his absence or disability and shall perform such other duties as may be prescribed by the President and the board of directors. In the event of the death, resignation or removal of the President and if the board of directors has designated an Executive Vice President, he shall be the particular officer so empowered and required to act as acting President unless the board has designated some other particular officer so to act.

      Section 8. President Pro Tem. In the absence or disability of the President and the Vice Presidents, the board may appoint from their own number a President Pro Tem.

      Section 9. Duties of the Secretary. The Secretary shall attend all meetings of the stockholders, the board of directors, the executive committee and standing committees. He shall act as clerk thereof and shall record all of the proceedings of such meetings in a book to be kept for that purpose. He shall give proper notice of meetings of stockholders and directors and shall perform such other duties as may from time to time be assigned to him by the President or the board of directors.

      Section 10. Duties of the Treasurer. The Treasurer shall have custody of the funds and securities of the corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name of and to the credit of the corporation in such depositories as may be designated by the board of directors.

      He shall disburse the funds of the corporation as may be ordered by the board, executive committee or President, taking proper vouchers for such disbursements, and shall render to the President and directors, whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the corporation, and at the regular meeting of the board next preceding year.

      He shall keep an account of stock registered and transferred in such manner and subject to such regulations as the board of directors may prescribe.

      He shall give the corporation a bond, if required by the board of directors, in such sum and in the form and with security satisfactory to the board of directors, for the faithful performance of the duties of his office and the restoration to the corporation, in case of his death, resignation or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession, belonging to the corporation. He shall perform such other duties as the President and the board of directors may from time to time prescribe or require.

      Section 11. Delegation of Duties and Other Officers. In case of the absence or disability of any officer of the corporation or for any other reason deemed sufficient by the board, the board of directors may delegate his powers or duties to any other officer or to any director for the time being. The board may elect any number of Assistant Secretaries and Assistant Treasurers who shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the board of directors.

      Section 12. Salaries. The salaries and other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the Bylaws. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he or she is also a director of the corporation.

                           ARTICLE V. INDEMNIFICATION

      A director of this corporation shall have no personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
 (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

      (A) This corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of this corporation) by reason of the fact that he is or was a director, officer, employee or agent of this corporation, or is or was serving at the request of this corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      (B) This corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of this corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of this corporation, or is or was serving at the request of this corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to this corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

      (C) Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon the receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in Section 145 of the Delaware General Corporation Law. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

      (D) In addition to the right of indemnification provided for in paragraphs of this ARTICLE V, this corporation shall, to the fullest and broadest extent permitted by applicable law, including, without limitation, Section 145 of the Delaware General Corporation Law as it may be amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

      (E) The right of indemnification provided by this ARTICLE V shall apply as to action by any person in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (F) The right of indemnification provided by this ARTICLE V shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (G) The right of indemnification provided by this ARTICLE V shall be deemed to be a contract between this corporation and each director, officer, employee or agent of this corporation who serves in such capacity, both as to action in his official capacity and as to action in another capacity while holding such office, at any time while this ARTICLE V and the relevant provisions of the General Corporation Law of the State of Delaware and other applicable law, if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

      (H) Notwithstanding any provision of this ARTICLE V to the contrary, this corporation may, but shall not be obligated to, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of this corporation, or is or was serving at the request of this corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not this corporation would have the power to indemnify him against such liability.

      (I) For purposes of this ARTICLE V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this
 ARTICLE V.

                            ARTICLE VI. MISCELLANEOUS

      Section 1. Certificates of Stock. Certificates of stock shall be signed by the President or a Vice President and either the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. If a certificate of stock be lost or destroyed, another may be issued in its stead upon proof of loss or destruction and the giving of a satisfactory bond of indemnity in an amount sufficient to indemnify the corporation against any claim. A new certificate may be issued without requiring bond, when in the judgment of the directors, it is proper to do so.

      Section 2. Transfer of Stock. All transfers of stock of the corporation shall be made upon its books by the holder of the shares in person or by his lawfully constituted representative, upon surrender of certificates of stock for cancellation.

      Section 3. Fixing Date for Stockholders of Record. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

      Section 4. Stockholders of Record. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Delaware.

      Section 5. Corporate Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal Delaware".

      Section 6. Fiscal Year. The fiscal year of the corporation shall begin on the 1st day of July in each year.

      Section 7. Dividends. Dividends upon the capital stock may be declared either by the board of directors at any regular or special meeting or in the manner otherwise provided by the board and may be paid in cash or in property or in shares of the capital stock. Before the payment of any dividend or the making of any distribution of profits, a reserve or reserves may be set apart out of any of the funds of the corporation available for dividends for any proper purpose, and any such reserve or reserves may be altered or abolished.

      Section 8. Checks for Money. All checks, drafts or orders for the payment of money shall be signed by the President and/or Treasurer or by such other officer or officers or such other person or persons as the board of directors may from time to time designate. No check shall be signed in blank.

      Section 9. Books and Records. The books, records and accounts of the corporation, except as may otherwise be required by the laws of the State of Delaware, may be kept within or without the State of Delaware, at such place or places as may from time to time be designated by the Bylaws or by resolution of the directors.

      Section 10. Notices. Notice required to be given under the provisions of these Bylaws to any director, officer or stockholder shall not be construed to mean actual notice, but may be given in writing by depositing the same in a post office or letter box, in a postpaid sealed wrapper, addressed to such stockholder, officer or director at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time when the same shall thus be mailed. Any stockholder, officer or director may waive, in writing, any notice required to be given under these Bylaws, whether before or after the time stated therein.

                        ARTICLE VII. AMENDMENT OF BYLAWS

      These Bylaws may be amended, altered, repealed or added to at any regular meeting of the stockholders or of the board of directors or at any special meeting called for that purpose.



                            CERTIFICATE OF SECRETARY

      The undersigned does hereby certify that she is the secretary of CADAPULT GRAPHIC SYSTEMS, INC., a corporation duly organized and existing under and by virtue of the laws of the State of Delaware; that the above and foregoing Bylaws of said corporation were duly adopted as such by the Board of Directors of the corporation at a meeting of the Board of Directors held on the 24th day of June, 1998, and that the above and foregoing Bylaws are now in full force and effect.

      DATED this 24th day of June, 1998.


                                           /s/ Frances Blanco
                                           ------------------------------
                                           Frances Blanco, Secretary

                                                                      APPENDIX A

                               SEAFOODS PLUS, LTD.
                               1998 INCENTIVE PLAN
                               -------------------


                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------


           1.01 Administrator means the Board and any delegate of the Board that
                -------------
 is appointed in accordance with Article III.

           1.02 Agreement means a written agreement  (including any amendment or
                ---------
 supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award or Option granted to such Participant.

           1.03 Board means the Board of Directors of the Company.
                -----

           1.04  Change in Control  shall mean an event or series of events that
                 -----------------
 would be required to be described as a change in control of the Company in a proxy or information statement distributed by the Company pursuant to section 14 of the Securities Exchange Act of 1934 (the "Exchange Act") in response to
 Item 6(e) of Schedule 14A promulgated thereunder or otherwise adopted. The determination whether and when a change in control has occurred or is about to occur shall be made by the Board in office immediately prior to the occurrence of the event or series of events constituting such change in control.

           1.05 Code means the Internal Revenue Code of 1986, and any amendments
                ----
 thereto.

           1.06 Common Stock means the common stock of the Company.
                ------------

           1.07 Company means Seafoods Plus, Ltd.
                -------

           1.08 Control  Change Date means the occurrence of the event or series
                --------------------
 of events constituting a Change in Control as determined by the Board.

           1.09  Exchange  Act means the  Securities  Exchange  Act of 1934,  as
                 -------------
 amended and as in effect on the date of this Agreement.

           1.10 Fair Market Value means,  on any given date,  the closing  price
                -----------------
 (or, if there is none, the average of the closing bid and asked price) of the Common Stock on such quotation system or principal securities exchange on which the Common Stock is traded on such day, or, if the Common Stock is not so traded on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Administrator may select.

           1.11  Forfeitable  Shares shall have the meaning set forth in Section
                 -------------------
 9.04.

           1.12 Option means a stock option that entitles the holder to purchase
                ------
 from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

           1.13  Participant  means an  employee of and  non-employee  director,
                 -----------
 advisor and independent consultant to the Company or a Related Entity, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Administrator to receive a Stock Award, an Option or a combination thereof.

           1.14 Plan means the Company's 1998 Incentive Plan.
                ----

           1.15  Related  Entity means any entity that  directly or  indirectly,
                 ---------------
 through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

           1.16 Stock Award means Common Stock  awarded to a  Participant  under
                -----------
 Article IX.

           1.17 Stockholders means the stockholders of the Company.
                ------------


                                   ARTICLE II.
                                   -----------

                                    PURPOSES

           The Plan is intended to assist the Company and Related Entities in recruiting and retaining employees, directors, officers, consultants, and advisors who are exclusive agents of the Company, and in compensating such individuals by enabling such individuals to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its Stockholders. The Plan is intended to permit the grant of Stock Awards and the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                  ARTICLE III.
                                  ------------

                                 ADMINISTRATION

           The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Awards and Options upon such terms (not inconsistent with the provisions of this Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of a Stock Award, including by way of example and not limitation, conditions on which Participants may defer receipt of benefits under the Plan, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan, to prescribe the form of Agreements, to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option or Stock Award. All expenses of administering this Plan shall be borne by the Company.

           The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board's authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.


                                   ARTICLE IV.
                                   -----------

                                   ELIGIBILITY

           Section 4.01 General. Any employee,  director,  officer, or exclusive
                        -------
 agent of, and advisor or consultant to, the Company or a Related Entity (including a corporation that becomes a Related Entity after the adoption of this Plan) is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Related Entity. Directors of the Company who are employees of the Company or a Related Entity may be selected to participate in this Plan.

           Section 4.02 Grants. The Administrator will designate  individuals to
                        ------
 whom Stock Awards and Options are to be granted and will specify the number of shares of Common Stock subject to each award or grant. All Stock Awards and Options granted under this Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt. No Participant may be granted incentive stock options (under all incentive stock option plans of the Company and any Related Entity) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceed the limitation prescribed by Code section 422(d). The preceding annual limitation shall not apply with respect to Options that are not incentive stock options.


                                   ARTICLE V.
                                   ----------

                              STOCK SUBJECT TO PLAN

           Section 5.01 Shares Issued.  Upon the award of shares of Common Stock
                        -------------
 pursuant to a Stock Award, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

           Section 5.02 Aggregate Limit. The maximum  aggregate number of shares
                        ---------------
 of Common Stock that may be issued under this Plan shall not exceed 500,000 shares.

           Section 5.03 Reallocation of Shares.  If an Option is terminated,  in
                        ----------------------
 whole or in part, for any reason other than its exercise, or if a Stock Award is forfeited in whole or in part, the number of shares of Common Stock allocated to the Option or Stock Award or portion thereof may be reallocated to other Options and Stock Awards to be granted under this Plan.


                                   ARTICLE VI.
                                   -----------

                              OPTION EXERCISE PRICE

           The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of an Option that is an incentive stock option shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the foregoing, the price per share for Common Stock purchased on the exercise of an Option granted to any person then owning more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of its parent or subsidiary corporation, shall be one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the time of grant of the Option.

                                  ARTICLE VII.
                                  ------------

                               EXERCISE OF OPTIONS

           Section 7.01 Maximum  Option  Period.  The maximum period in which an
                        -----------------------
 Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. Notwithstanding the foregoing, any Option granted to any person then owning more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of its parent or subsidiary corporation, must be exercised within five years from the date of the grant thereof. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

           Section 7.02  Nontransferability.  Any Option granted under this Plan
                         ------------------
 shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option must be transferred to the same person or person(s). During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

           Section  7.03  Employee  Status.  For  purposes  of  determining  the
                          ----------------
 applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

           Section  7.04  Change  in  Control.  Section  7.01  to  the  contrary
                          -------------------
 notwithstanding, after a Control Change Date, each Option shall be fully exercisable thereafter in accordance with the terms of the applicable
 Agreement. If not sooner exercisable under the terms of the applicable Agreement, a Participant's Option shall be fully exercisable (i) as of his or her termination of employment if his or her employment terminates after a Control Change Date and he or she is terminated without cause or following his refusal to move to another location or (ii) as of the date that there is a material reduction in the Participant's compensation or duties if such reduction occurs after a Control Change Date. For purposes of the preceding sentence, the term "cause" means a willful neglect of responsibilities to the Company or a Related Entity.

                                  ARTICLE VIII.
                                  -------------

                               METHOD OF EXERCISE

           Section 8.01 Exercise.  Subject to the provisions of Articles VII and
                        --------
 XI, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

           Section 8.02 Payment.  Unless  otherwise  provided by the  Agreement,
                        -------
 payment of the Option exercise price shall be made in cash or a cash equivalent acceptable to the Administrator. If the Agreement provides, or in the discretion of the Board, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company, including by allowing the Company to deduct from the number of shares of Common Stock deliverable upon exercise of the Option, a number of such shares which has an aggregate Fair Market Value, determined as of the day preceding the date of exercise of the Option, equal to the aggregate Option exercise price. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.

           Section 8.03 Installment  Payment. If the Agreement provides,  and if
                        --------------------
 the Participant is employed by the Company on the date the Option is exercised, payment of all or part of the Option price may be made in installments. In that event the Company may, if so determined by the Administrator, lend the Participant an amount equal to not more than ninety percent (90%) of the Option price of the shares acquired by the exercise of the Option. This amount shall be evidenced by the Participant's promissory note and shall be payable in not more than five equal annual installments, unless the amount of the loan exceeds the maximum loan value for the shares purchased, which value shall be established from time to time by regulations of the Board of Governors of the Federal Reserve System. In that event, the note shall be payable in equal quarterly installments over a period of time not to exceed five years.

           The Participant shall pay interest on the unpaid balance at the minimum rate necessary to avoid imputed interest or original issue discount under the Code. All shares acquired with cash borrowed from the Company shall be pledged to the Company as security for the repayment thereof. In the discretion of the Administrator, shares of stock may be released from such pledge proportionately as payments on the note (together with interest) are made, provided the release of such shares complies with the regulations of the Federal Reserve System relating to securities credit transactions then applicable. While shares are so pledged, and so long as there has been no default in the installment payments, such shares shall remain registered in the name of the Participant, and he shall have the right to vote such shares and to receive all dividends thereon.

           Section 8.04 Shareholder Rights. No Participant shall have any rights
                        ------------------
 as a stockholder with respect to shares subject to an Option until the date of exercise of such Option.


                                   ARTICLE IX.
                                   -----------

                                  STOCK AWARDS

           Section 9.01 Awards. In accordance with the provisions of Article IV,
                        ------
 the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

           Section 9.02 Vesting.  The  Administrator,  on the date of the award,
                        -------
 may prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated term or if the Company and its Related Entities or the Participant fails to achieve stated objectives.

           Section  9.03  Change  in  Control.  Section  9.02  to  the  contrary
                          -------------------
 notwithstanding, after a Control Change Date, each Stock Award will become transferable and nonforfeitable in accordance with the terms of the applicable Agreement. If not sooner transferable and nonforfeitable under the terms of the applicable Agreement, a Participant's interest in a Stock Award shall be transferable and nonforfeitable (i) as of his termination of employment if his employment terminates after a Control Change Date and he is terminated without cause or following his refusal to move to another location or (ii) as of the date that there is a material reduction in the Participant's compensation or duties if such reduction occurs after a Control Change Date. For purposes of the preceding sentence, the term "cause" means a willful neglect of responsibilities to the Company or a Related Entity.

           Section  9.04  Stockholder  Rights.  If all or any portion of a Stock
                          -------------------
 Award is forfeitable pursuant to the Agreement, at all times prior to a forfeiture thereof, a Participant will have all rights of a Stockholder with respect to forfeitable shares of the Stock Award (the "Forfeitable Shares"), including the right to receive dividends and vote the Forfeitable Shares;
 provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Forfeitable Shares, (ii) the Company shall retain custody of the certificates evidencing the Forfeitable Shares, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to the Forfeitable Shares. The limitations set forth in the preceding sentence shall not apply after the Forfeitable Shares are no longer forfeitable.

                                   ARTICLE X.
                                   ----------

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

           The maximum number of shares as to which Options that are incentive stock options may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Stock Awards and Options shall be adjusted, as the Board shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article X by the Board shall be final and conclusive.

           The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Stock Awards or Options.

           The Board may make Stock Awards and may grant Options in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Related Entity in connection with a transaction described in clause (ii) of the first paragraph of this Article X. Notwithstanding any provision of the Plan (other than the limitation of Article
 V), the terms of such substituted Stock Award(s) or Option grant(s) shall be as the Board, in its discretion, determines is appropriate.


                                   ARTICLE XI.
                                   -----------

                             COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES

           No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Common Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.


                                  ARTICLE XII.
                                  ------------

                               GENERAL PROVISIONS

           Section  12.01  Effect on  Employment.  Neither the  adoption of this
                           ---------------------
 Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or a Related Entity or in any way affect any right and power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

           Section 12.02  Disposition of Stock.  A Participant  shall notify the
                          --------------------
 Administrator of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

           Section  12.03  Rules  of  Construction.  Headings  are  given to the
                           -----------------------
 articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

           Section  12.04  Employee  Status.  In the event that the terms of any
                           ----------------
 Stock Award or the grant of any Option provide that shares may be issued or become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

           Section  12.05  Limitation  on  Awards.   Notwithstanding  any  other
                           ----------------------
 provision of the Plan, if any award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Related Entity, would constitute a "parachute payment" (as defined in section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by section 4999 of the Code.

                                  ARTICLE XIII.
                                  -------------

                                    AMENDMENT

           The Board may amend or terminate this Plan from time to time; provided, however, that no amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Stock Award or Option outstanding at the time such amendment is made.


                                  ARTICLE XIV.
                                  ------------

                                DURATION OF PLAN

           No Stock Award or Option may be granted under this Plan more than ten years after the date the Plan is adopted by the Board, or the date the Plan is approved by the Stockholder, whichever is earlier.


                                   ARTICLE XV.
                                   -----------

                             EFFECTIVE DATE OF PLAN

           Stock Awards and Options may be granted under this Plan upon its adoption by the Board, provided that no incentive stock option will continue to be effective unless this Plan is approved by a majority of the votes entitled to be cast by the Stockholders, voting either in person or by proxy, at a duly held Stockholders' meeting or by the consent of Stockholders owning more than fifty percent (50%) of shares of the Common Stock within twelve months of such adoption.

                                                                      EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER



      AGREEMENT AND PLAN OF MERGER, dated this ___ day of August, 1998 (the "Agreement"), pursuant to Section 252 of the General Corporation Law of Delaware and Section 16-10a-1107 of the Utah Business Corporation Act between Cadapult Graphic Systems, Inc., a Delaware corporation ("CGSI") and Seafoods Plus, Inc., a Utah corporation ("SPL").

                                WITNESSETH THAT:

      WHEREAS, all of the constituent corporations desire to merge into a single corporation;

      NOW, THEREFORE, the corporations, parties to this Agreement and Plan of Merger, in consideration of the premises and the mutual covenants, agreements and provisions contained herein, do hereby prescribe the terms and conditions of said merger and plan of carrying the same into effect, as follows:

      FIRST: SPL, which shall be the merged corporation, shall be merged into CGSI, which shall be the surviving corporation, pursuant to the terms of this Agreement.

      SECOND: There are no shares of common stock or preferred stock of the surviving corporation heretofore issued or outstanding. SPL has an authorized capital of 50,000,000 shares of common stock, $.001 par value per share ("Common Stock"), and 2,287,518 shares of Common Stock issued and outstanding on the date hereof. Upon filing of Certificate of Merger and Articles of Merger with respect to the merger with the Secretary of State of Delaware and the Secretary of State of Utah, each share of common stock of SPL, the merged corporation, issued and outstanding immediately prior to the merger and all rights in respect thereof shall forthwith be changed and converted into one share of common stock of the surviving corporation, CGSI ("DE Common Stock"). Following the effective date of the merger, each holder of any certificate representing shares of Common Stock of the merged corporation shall surrender the same to the surviving corporation, and upon such surrender, each such holder  shall be  entitled  to  receive a stock  certificate  of the  surviving corporation, representing the number of shares of DE Common Stock, par value $.001 per share, of the surviving corporation on the basis provided hereinabove. Until so surrendered, any certificate representing shares of stock of the merged corporation to be converted into stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange shall have taken place. After the effective date of this Agreement, any uncertificated shares of common stock of the merged corporation registered with such corporation shall be cancelled, and the holder of any such uncertificated but registered shares shall be entitled to receive the number of shares of DE Common Stock of the surviving corporation into which such uncertificated shares of stock of the merged corporation are required to be converted as provided herein.

      THIRD: Certain terms and conditions of the merger are as follows:

           The Certificate of Incorporation of CGSI as in effect on the date of the merger provided for in this Agreement and Plan of Merger shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger, unless and until the same shall be amended or modified in accordance with the provision thereof and of the General Corporation Law of Delaware, which power to amend or modify is hereby expressly reserved. Such Certificate of Incorporation shall constitute the Certificate of Incorporation of CGSI separate and apart from this Agreement and Plan of Merger and may be separately certified as the Certificate of Incorporation of CGSI.

           The Bylaws of the surviving corporation as they exist on the effective date of this merger shall be and remain the Bylaws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

           The directors and officers of the surviving corporation shall continue in office as directors and officers of the surviving corporation until the next annual meeting of stockholders and until their successors shall have been elected and qualify.

           This merger shall become effective upon filing of the Certificate of Merger of CGSI and the Articles of Merger of SPL in the forms of Exhibits A and B annexed hereto, respectively, with the Secretary of State of Delaware and the Secretary of State of Utah.

           Upon the effectiveness of the merger as provided herein, all of the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged corporations shall be transferred to, vested in, and devolve upon the surviving corporation without further act or deed, and all property, rights, and every other interest of the surviving corporation and the merged corporations shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation, respectively.

           Prior to the effectiveness of the merger, the merged corporations hereby agree from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such documents, deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporations acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof, and the proper officers and directors of the merged corporations are fully authorized in the name of the merged corporations or otherwise to take any and all such action; the proper officers and directors of the surviving corporation are fully authorized, in the name of the merged corporations or otherwise, following the effectiveness of the merger, to execute and deliver or cause to be executed and delivered all such documents, deeds and instruments and to take or cause to be taken such further or other actions as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporations acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof.

      FOURTH: (a) Directors. The names and post office addresses of the directors of CGSI, who shall be three in number and who shall hold office from the effective date until the next annual meeting of stockholders of CGSI and until their successors shall be duly elected and qualify, are as follows:

 Name                                        Post Office Address
 ----                                        -------------------

 Michael W. Levin                            8 Meadow Lane
                                             Allendale, NJ 07041

 Frances Blanco                              1128 Park Avenue
                                             Hoboken, NJ 07030

 Paul C. Baker                               98 Chestnut Ridge Road
                                             Saddle River, NJ 07675

           (b) Officers. The names and post office addresses of the officers of CGSI who shall be three in number and who shall hold office from the effective date until their successors shall be duly elected and qualify or until they shall resign or be removed from office, are as follows:

 Name                       Offices                     Post Office Address
 ----                       -------                     -------------------
 Michael W. Levin           Chairman of the Board       8 Meadow Lane
                            Chief Executive Officer     Allendale, NJ 07401
                            and President

 Frances Blanco             Vice President,             1128 Park Avenue
                            Treasurer and               Hoboken, NJ 07030
                            and Secretary

 Duncan Huyler              Vice President              551 Lattintown Road
                                                        Marlboro, NY 12542

           (c) Vacancies. If, upon the effective date, a vacancy exists still on the Board of Directors or in any of the offices of CGSI as the same are specified above, such vacancy shall thereafter be filled in the manner provided by law and the Bylaws of CGSI.

      FIFTH: Anything contained herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by the Board of Directors of any constituent corporation at any time prior to the date of filing of a Certificate of Merger with respect to the merger with the Secretary of State of Delaware, and an Articles of Merger with the Secretary of State of Utah, provided that an amendment made subsequent to the adoption of this Agreement and Plan of Merger by the stockholders of any constituent corporation shall not (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, (b) alter or change any term of the Certificate of Incorporation of the surviving corporation to be effected by the merger, or (c) alter or change any of the terms and conditions of this Agreement and Plan of Merger if such alteration or change would adversely affect the holders of any class of such constituent corporation or any series of any such class.

      IN WITNESS WHEREOF, the parties to this Agreement and Plan of Merger, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors and the shareholders of SPL have caused this Agreement and Plan of Merger to be executed by the President of each party hereto as the respective act, deed and agreement of each of said corporations, on this _____ day of August, 1998.


                                            CADAPULT GRAPHIC SYSTEMS, INC.
                                            (a Delaware corporation)


                                            By:
                                               ---------------------------------
                                                  Michael W. Levin,
                                                  President


                                            By:
                                               ---------------------------------
                                                  Frances Blanco,
                                                  Secretary

                                            SEAFOODS PLUS, LTD.
                                            (a Utah corporation)


                                            By:
                                               ---------------------------------
                                                  Michael W. Levin,
                                                  President


                                            By:
                                               ---------------------------------
                                                  Frances Blanco,
                                                  Secretary

                                                                      APPENDIX C

                              ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPOATION OF
                               SEAFOODS PLUS, LTD.

      Pursuant to the provisions of Section 16-10a-1003 of the Utah Business Corporation Act, the undersigned corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation.

      FIRST: The name of the corporation is Seafoods Plus, Ltd.

      SECOND: The following amendments to the Articles of Incorporation of Seafoods Plus, Ltd. were duly adopted by the shareholders of the corporation at a meeting held on August ___, 1998, in the manner prescribed by the Utah Business Corporation Act, to wit:

                                ARTICLE I - NAME

 The name of this corporation is CADAPULT GRAPHIC SYSTEMS, INC.

      THIRD: The number of shares of the corporation outstnading at the time of the adoption of such amendments was 2,287,518, and the number entitled to vote thereon was 2,287,518.

      FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows, to wit:

                  CLASS             NUMBER OF SHARES
                  Common            2,287,518

      FIFTH: The number of shares voted for such amendments was __________, with ________ opposing and _______ abstaining.

      SIXTH: These amendments do not provide for any exchange, reclassification or cancellation of issued shares.

      IN WITNESS WHEREOF, the undersigned President and Secretary, having been thereunto duly auhtoirzed have executed the foregoing Articles of Amendment for the corporation under the penalities of perjury this _______ day of August, 1998.

                                    SEAFOODS PLUS, LTD.

                                    By:
                                       ----------------------------------------
                                            Michael W. Levin, President



 Attest:


 -------------------------------
 Frances Blanco, Secretary